UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) August 12, 2026

Platinum SpinCo Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-56860	41-4666116
(Commission File Number)	(IRS Employer Identification No.)

1500 DeKoven Avenue, Racine, Wisconsin	53403
(Address of Principal Executive Offices)	(Zip Code)

(262) 636-1200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Platinum SpinCo Inc. (the “Company”), a wholly owned subsidiary of Modine Manufacturing Company (“Modine”), previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form 10 (as amended, the “Registration Statement”) in connection with the pending combination of Modine’s Performance Technologies business (the “Performance Technologies Business”) with Gentherm Incorporated (“Gentherm”) in a Reverse Morris Trust transaction pursuant to that certain Separation Agreement, dated as of January 29, 2026, by and among Modine, Gentherm and the Company and that certain Agreement and Plan of Merger, dated as of January 29, 2026, by and among Modine, Gentherm, the Company and Platinum Gold Merger Sub Inc., a wholly owned subsidiary of Gentherm (“Merger Sub”) (the “Merger Agreement”). On August 12, 2026, the Registration Statement was declared effective.

The Registration Statement includes a preliminary information statement that describes the separation of the Company and provides information regarding Modine, Gentherm, the Company and the Performance Technologies Business. The final information statement (the “Information Statement”), is attached hereto as Exhibit 99.1.

The foregoing description is qualified in its entirety by reference to the Information Statement.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Information Statement of Platinum SpinCo Inc.

99.2	Form of Important Notice Regarding the Availability of Materials

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” as that term is defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements regarding the transactions among Gentherm, Modine, Merger Sub and the Company (the “Transactions”). These forward-looking statements may be identified by the words “believe,” “feel,” “project,” “expect,” “anticipate,” “appear,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “suggest,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing and structure of the Transactions, the ability of the parties to complete the Transactions, the expected benefits of the Transactions, including future financial and operating results, anticipated strategic benefits of the Transactions, the amount and timing of synergies from the Transactions, the tax considerations of the Transactions, the terms and scope of the expected financing in connection with the Transactions, the aggregate amount of indebtedness of the combined company following the closing of the Transactions, the combined company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward-looking statements.

These forward-looking statements are based on Gentherm’s, Modine’s and the Company’s current expectations and are subject to risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond Gentherm’s and Modine’s control. None of Gentherm, Modine, the Company or any of their respective directors, executive officers, advisors or representatives make any representation or provide any assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur, or if any of them do occur, what impact they will have on the business, results of operations or financial condition of Gentherm, Modine or the combined business. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements, including developments that could have a material adverse effect on Gentherm’s and Modine’s businesses and the ability to successfully complete the Transactions and realize their benefits. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the Transactions, including receipt of certain regulatory approvals, may not be satisfied or waived on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the shareholders of Gentherm may not be obtained; (2) the risk that the Transactions may not be completed on the terms or in the time frame expected by Gentherm, Modine and the Company, or at all; (3) unexpected costs, charges or expenses resulting from the Transactions; (4) uncertainty of the expected financial performance of the combined company following completion of the Transactions; (5) failure to realize the anticipated benefits of the Transactions, including as a result of delay in completing the Transactions or integrating the businesses of Gentherm and the Company, on the expected timeframe or at all; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in the combined company achieving anticipated synergies; (8) inability of the combined company to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the Merger Agreement; (10) the risk that shareholder litigation in connection with the Transactions or other litigation, settlements or investigations may affect the timing or occurrence of the Transactions or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic and/or industry specific conditions or any volatility resulting from the imposition of and changing policies, including those policies with respect to tariffs; (13) actions by third parties, including government agencies; (14) the risk that the anticipated tax treatment of the Transactions is not obtained; (15) the risk of greater than expected difficulty in separating the Performance Technologies Business from the other businesses of Modine; (16) risks related to the disruption of management attention from ongoing business operations due to the pendency of the Transactions, or other effects of the pendency of the Transactions on the relationship of any of the parties to the Transactions with their employees, customers, suppliers, or other counterparties; (17) the dilution caused by Gentherm’s issuance of additional shares of Gentherm common stock in connection with the Merger; and (18) other risk factors detailed from time to time in Gentherm’s and Modine’s reports filed with the SEC, including Gentherm’s and Modine’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including documents that will be filed with the SEC in connection with the Transactions. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this Current Report. None of Gentherm, Modine or the Company undertakes, and each party expressly disclaims, any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

This Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. It does not constitute a prospectus or prospectus equivalent document. No offering or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction among Gentherm, the Company and Modine, the parties have filed relevant materials with the SEC, including, among other filings, a registration statement on Form S-4 initially filed by Gentherm on July 2, 2026 (as amended, the “Form S-4”) that includes a preliminary proxy statement/prospectus of Gentherm, and will include a definitive proxy statement/prospectus of Gentherm which will be mailed to shareholders of Gentherm, and a registration statement on Form 10 initially filed by the Company on July 2, 2026, as amended, that incorporates by reference certain portions of the Form S-4 and serves as a preliminary information statement/prospectus in connection with the spin-off of the Company from Modine. The Form S-4 was declared effective by the SEC on August 12, 2026, and the definitive proxy statement/prospectus was first mailed to shareholders of Gentherm on or about August 12, 2026. The Form 10 was declared effective by the SEC on August 12, 2026. The Company is filing the Information Statement as Exhibit 99.1 to this Current Report on Form 8-K. INVESTORS AND SECURITY HOLDERS OF GENTHERM AND MODINE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, THE INFORMATION STATEMENT AND ANY OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders are able to obtain free copies of the Form S-4, the proxy statement/prospectus, the Information Statement and other documents filed with the SEC by Gentherm, the Company or Modine through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Gentherm will be available free of charge on Gentherm’s website at gentherm.com under the tab “Investors & Media” and under the heading “Financial Info” and subheading “SEC Filings.” Copies of the documents filed with the SEC by Modine and the Company will be available free of charge on Modine’s website at modine.com under the tab “Investors” and under the heading “Financials” and subheading “SEC Filings.”

Participants in the Solicitation

Gentherm and Modine and their respective directors and executive officers and other members of management and employees may be considered participants in the solicitation of proxies from Gentherm’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Gentherm is set forth in its Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 19, 2026 and its proxy statement for its 2026 annual meeting, which was filed with the SEC on April 1, 2026. To the extent holdings of Gentherm’s securities by its directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of Gentherm and other information regarding the potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed transaction. Information about the directors and executive officers of Modine is set forth in its Annual Report on Form 10-K for the year ended March 31, 2026, which was filed with the SEC on May 27, 2026, and its proxy statement for its 2026 annual meeting, which was filed with the SEC on July 10, 2026. To the extent holdings of Modine’s securities by its directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at www.sec.gov and from Gentherm’s website and Modine’s website as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM SPINCO INC.
(Registrant)

By:	/s/ Erin J. Roth
Name: Erin J. Roth Title: Secretary

Date: August 13, 2026